                                                                          FORM 5

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Licensing Company
                                             )           CHAPTER 11
                                             )           Case No. 01-25010
                                             )
                                             )
                      Debtor(s)              )

                            MONTHLY OPERATING REPORT
                       For the Month Ending November 30, 2002

                        FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS:             Cash _______ Accrual X

2.  PREPARER:  State the name,  address,  telephone  number and  position of the person(s) who actually compiled the information contained in this report.

Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD 20854
(301) 610-4300

3. EMPLOYEE INFORMATION:
================================================================================
Number of employees paid this period:                       0
--------------------------------------------------------------------------------
Current number of employees:                                0
--------------------------------------------------------------------------------
Gross monthly payroll:
--------------------------------------------------------------------------------
        Officers, directors, and principals                 0
--------------------------------------------------------------------------------
        Other employees                                     0
--------------------------------------------------------------------------------
All post-petition payroll obligations
including payroll taxes are current                         YES
--------------------------------------------------------------------------------
Exceptions:                                     _______________________________

                                                _______________________________
================================================================================

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF
OPERATIONS since the last reporting period?  NO

5. Are all BUSINESS LICENSES or BONDS current? YES

6. PRE-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                              $   89
--------------------------------------------------------------------------------
B.  Collections (1)                              $  (89)
--------------------------------------------------------------------------------
C.  BCI withholding                                   -
--------------------------------------------------------------------------------
D.  Offsets/credits - reinstatement              $
================================================================================
E.  Ending Balance                               $    -
================================================================================

(1) Receivables of Startec Global Licensing Company are billed and/or collected by Startec Global Operating Company. Receivables billed by Startec
Global Operating Company are collected directly by that company and are included in its aged receivables. Other receivables of Licensing collected by Operating
Company are transferred via intercompany upon receipt of any monies.

                                   UNAUDITED
             PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

                                                                      FORM No. 5

7. POST-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                               $ 633,722
--------------------------------------------------------------------------------
B.  Incurred this Period                          $ 372,517
--------------------------------------------------------------------------------
C.  Collected this Period (1)                     $(243,386)
--------------------------------------------------------------------------------
D.  Via Intercompany                              $(134,760)
--------------------------------------------------------------------------------
E.  Offsets/credits - reinstatement               $ (30,824)
================================================================================
F.  Ending Balance                                $ 597,268
================================================================================

Ending Balance Aging (2):

0-30 Days: $____237,757  31-60 Days: $ __238,830_Over 60 Days: $__120,682__

If there are any post-petition Accounts Receivable over 60 days, provide
Schedule AR giving a listing of such accounts and explaining the delinquencies.
                                 NOT APPLICABLE

(1) Receivables of Startec Global Licensing Company are billed and/or collected by Startec Global Operating Company. Receivables billed by Startec
Global Operating Company are collected directly by that company and are included in its aged receivables. Other receivables of Licensing collected by Operating
Company are transferred via intercompany upon receipt of any monies.

(2) See aging attached to Form 6.

8. POST-PETITION ACCOUNTS PAYABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                                        $    -
--------------------------------------------------------------------------------
B.  Incurred this Period
--------------------------------------------------------------------------------
C.  Pay this Period                                        $    -
================================================================================
D.  Ending Balance (A plus B minus C)                      $    -
================================================================================

Ending Balance Aging:

0-30 Days: $ ________________31-60 Days: $ ______________Over 60 Days: _________

If there are any post-petition Accounts Payable over 30 days, provide
Schedule AP giving a listing of such accounts and explaining the delinquencies. - NOT APPLICABLE

9. TAXES: Are all taxes being paid to the proper taxing authorities when due?
                                     NO (1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

   (1)   The debtor has not yet paid certain  pre-petition  taxes that it was authorized to pay. The debtor has paid all known post-petition taxes that became due and  payable  during  the month  ending  November  30,  2002.

                                   UNAUDITED
             PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

                                                                      FORM No. 5

10. BANK ACCOUNTS: Have you changed banks or any other financial institution during this period? NO

11. Are all BOOKS AND RECORDS of the debtor being maintained monthly and are all current? YES

12.     INSURANCE:               Policy expiration date
================================================================================
        Auto and truck           10/1/2003 *
--------------------------------------------------------------------------------
        Fire                     10/1/2003 *
--------------------------------------------------------------------------------
        D&O Insurance            10/28/2003 *
--------------------------------------------------------------------------------
        Liability                10/1/2003 *
--------------------------------------------------------------------------------
        Workers Comp.            10/1/2003 *
================================================================================

* - The insurance policies are held by Startec Global Communication Corporation,
Case No. 01-25013 DK

13. ACTIONS OF DEBTOR: During the last month, did the Debtor:
(a) Fail to defend or opposed any action seeking to dispossess the debtor from control or custody of any asset of the estate? YES

If yes,  explain:   To the extent provided in the Stipulated Order with Canon
(docket no 423) and Order  authorizing  amendment  to DIP  facility  with Allied
(docket no 424).

OR consent to relief from the automatic stay ( S362)? NO

(b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve
and maintain the going concern value of the assets of the
debtor? YES

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set forth herein (
including sales by creditors)? NO

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets: NONE

Type of Motion            Brief Description of Asset            Projected Income
================================================================================
                                                               $
================================================================================

You  may  attach  a copy of the  notice  of  sale  in  lieu  of  completing  the description. Indicate if notice(s) attached. NO

15. PAYMENTS TO SECURED CREDITORS during Reporting Period: NONE
================================================================================
Creditor        Frequency       Amount of       Next Payment      Post-Petition
                   of          Each Payment         Due            Payments not
                Payments                                          Made: Numbers
                   per                                             and Amounts
                Contract
================================================================================
                             $                  /          /
--------------------------------------------------------------------------------
                             $                  /          /
================================================================================

                                   UNAUDITED
             PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

                                                                      FORM No. 5

16. PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents,
Auctioneers, Appraisers, etc.) during Reporting Period: NONE

Professional                     Service                      Projected Income
================================================================================
                                                             $
================================================================================

Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

                                         Monthly Disbursements:
================================================================================
Month 1 ( current quarter)                   None
================================================================================
Month 2 ( current quarter)                   None
--------------------------------------------------------------------------------
Month 3 ( current quarter)                   None
================================================================================
Total                                        None
================================================================================

Quarterly Fee owed $250.00 (Refer to Fee Calculation Chart on page 16)
Payment of $250.00 will be due and payable after December 31, 2002.

18. VERIFICATION
I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated  December 19, 2002               DEBTOR IN POSSESSION
                                       By:             Prabhav Maniyar
                                       Name/Title:     Chief Financial Officer,
                                                       Director and Secretary
                                       Address:        1151 Seven Locks Road
                                                       Potomac, MD  20854
                                       Telephone:      (301) 610-4300

                                        /s/ Prabhav Maniyar

                                   UNAUDITED
             PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

                                                                       FORM No.6

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:         Startec Global Licensing Company              ) CHAPTER 11
                                                             ) Case No. 01-25010
                                                             )

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                        (Business Debtor, Accrual Basis)
                        For the Month Ended November 30, 2002
                (All figures refer to post-petition transactions)

                                      This Month         Year to Date
================================================================================
A. TOTAL SALES/INCOME              $ 333,580                  4,180,462
================================================================================
COST OF SALES:
--------------------------------------------------------------------------------
     Purchases of Inventory        $
--------------------------------------------------------------------------------
     Purchased Services            $ 153,976                  2,067,413
================================================================================
B. SUBTOTAL Cost of Sales        - $ 153,976               -$ 2,067,413
================================================================================
C. GROSS PROFIT (A - B)          = $ 179,604               =$ 2,113,049
================================================================================
OPERATING EXPENSES:
--------------------------------------------------------------------------------
     Advertising / Marketing       $ 18,144                 $    234,413
--------------------------------------------------------------------------------
     Interest                      $                        $         -
--------------------------------------------------------------------------------
     Professional Fees
     (Atty. Acct.)                 $     -                  $      1,081
--------------------------------------------------------------------------------
     Taxes (Other)                 $     -                  $      1,368
--------------------------------------------------------------------------------
     Prior period adjustment       $                        $     10,028
--------------------------------------------------------------------------------
     Allocated G&A from affiliate  $ 110,960                $  1,438,743
--------------------------------------------------------------------------------
     Fees and offsets              $ 69,227                 $    460,441
--------------------------------------------------------------------------------

     _________________________     $                        $
--------------------------------------------------------------------------------

     _________________________     $                        $
--------------------------------------------------------------------------------
D.  SUBTOTAL Operating Expenses   -$ 198,331               -$  2,146,074
================================================================================
E.  PROFIT/LOSS FROM OPERATION    =$  (18,727)             =$    (33,025)
    (C-D)
================================================================================
Other Income (Expenses)
--------------------------------------------------------------------------------
     Interest                      $                        $
--------------------------------------------------------------------------------
     ________________________      $                        $

     ________________________      $                        $
================================================================================
F. SUBTOTAL Other Income
   (Expenses)                     =$                       =$
================================================================================
G. Income Tax Expense              $                        $
================================================================================
H. NET INCOME (LOSS) (E+F-G)       $  (18,727)              $  (33,025)
================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                   UNAUDITED
             PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

                                                                       FORM No.6

          Case Number 01-25010 Debtor: Startec Global Licensing Company
                        SCHEDULE AR (Accounts Receivable)
                               As of November 30, 2002
                    (List Post-Petition Receivables Only) (1)

================================================================================
Debtor (Due From)    Total Due     Date Incurred     Past Due       Past Due
                                                    31-60 Days    Over 60 Days
================================================================================
Retail customers    $ 633,722.00       Daily         243,851.00     151,041.00
--------------------------------------------------------------------------------

================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(1) Due to voluminous nature of aging reports, accounts receivable aging information is presented in summary form. Detailed aging available upon request.

          Case Number 01-25010 Debtor: Startec Global Licensing Company
                         SCHEDULE AP (Accounts Payable)
                               As of November 30, 2002
                       (List Post-Petition Payables Only)

NOT APPLICABLE TO DEBTOR  - NO TRADE PAYABLES
================================================================================
Due To       Total Due        Date Incurred       Past Due           Past Due
                                                  31-60 Days        Over 60 Days
================================================================================

--------------------------------------------------------------------------------

================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                   UNAUDITED
             PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

                                                                      FORM No.10

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Licensing Company         )           CHAPTER 11
                                                 )           Case No.01-25010 DK
                                                 )

                              BALANCE SHEET
                               As of November 30, 2002

================================================================================
                                           Asset               Total
================================================================================
Current Assets:
--------------------------------------------------------------------------------
    Cash                               $       -
--------------------------------------------------------------------------------
    Pre-Petition Acct. Receivables     $       -
--------------------------------------------------------------------------------
    Post-Petition Acct. Receivables    $   597,268
--------------------------------------------------------------------------------
    Allowance for Doubtful Accounts    $  (222,506)
--------------------------------------------------------------------------------
    Receivables from Affiliates        $ 5,518,209
--------------------------------------------------------------------------------
    Notes Receivables Stocks
--------------------------------------------------------------------------------
    Inventory
--------------------------------------------------------------------------------
    Other Current Assets:
================================================================================
A.  SUBTOTAL Current Assets                                  $   5,892,971
================================================================================
Fixed Assets:
--------------------------------------------------------------------------------
    Land
--------------------------------------------------------------------------------
    Building
--------------------------------------------------------------------------------
    Equipment, Furniture & Fixtures
--------------------------------------------------------------------------------
    Less:  Accumulated Depreciation
================================================================================
B.  SUBTOTAL Fixed Assets                                    $          -
================================================================================
Other Assets:  (Identify)
================================================================================
C.  SUBTOTAL  Other Assets                                   $          -
================================================================================
D.  TOTAL ASSETS (A+B+C)                                     $   5,892,971
================================================================================

                                         Liability               Total
================================================================================
Post-Petition Liabilities:
--------------------------------------------------------------------------------
    Accounts Payable
--------------------------------------------------------------------------------
    Accrued Expenses                   $    26,733
--------------------------------------------------------------------------------
    Rent and Leases Payable
--------------------------------------------------------------------------------
    Taxes Payable
--------------------------------------------------------------------------------
    Accrued interest
--------------------------------------------------------------------------------
    Other
================================================================================
E.  SUBTOTAL Post-Petition Liabilities                       $      26,733
================================================================================
Pre-Petition Liabilities:
--------------------------------------------------------------------------------
    Priority Claims
--------------------------------------------------------------------------------
    Secured Debts (1)                  $10,719,829
--------------------------------------------------------------------------------
    Unsecured Debts                    $    22,000
================================================================================
F.  SUBTOTAL Pre-Petition Liabilities                        $  10,741,829
================================================================================
Stockholders' Equity (Deficit):
--------------------------------------------------------------------------------
    Common Stock
--------------------------------------------------------------------------------
    Additional Paid-in Capital
--------------------------------------------------------------------------------
    Retained Earnings (deficit):
--------------------------------------------------------------------------------
         Pre-Petition                  $(5,476,562)
--------------------------------------------------------------------------------
         Post-Petition (2)             $ 600,971
================================================================================
G.  SUBTOTAL Stockholders' Equity                            $  (4,875,591)
================================================================================
H.  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (E+F+G)       $   5,892,971
================================================================================

(1) Startec Global Licensing Company and Startec Global Operating Company are
jointly indebted to Allied for $20.0 million in principal amount (the "Allied
Facility"). A portion of the Allied Facility equal to $10 million is jointly secured by the accounts receivable of Startec Operating and Startec Licensing
(subordinate to NTFC's lien thereon), and the remaining $10 million is unsecured. For bookkeeping purposes, the debt is divided evenly between the co-debtors and this amount reflects the division.

(2) Includes prior period  adjustments  that were the result of the Company's ordinary  year-end  close  procedures.  The  Company  will  restate  its Monthly
Operating Report for the post petition period ending December 31, 2001 after the audit for the year ending December 31, 2001 has been completed.

                                   UNAUDITED
             PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE